Subsequent Events (Details Narrative) - USD ($) $ / shares in Units, $ in Millions	Apr. 01, 2026	Jul. 11, 2025
Subsequent Event [Line Items]
Net proceeds from sale of common stock	$ 64.6
Subsequent Event [Member]
Subsequent Event [Line Items]
Sale of common stock, number of shares issued	10,381,000
Subsequent Event [Member] | Transaction Agreement [Member]
Subsequent Event [Line Items]
Cash Acquired from Acquisition		$ 200.0
Dividends Payable, Amount Per Share		$ 1.25
Sale of Stock, Price Per Share		$ 1.25
Subscription Agreement Description		Pursuant to the terms of the Transaction Agreement, the amount of cash proceeds to Sonnet at the Closing from the Subscription Agreements, the Contribution Agreements and the Initial PIPE Offering (as defined below) must equal at least $50 million. Concurrently with the signing of the Transaction Agreement, the Company received commitments from investors to contribute $305 million in cash and 12.6 million of HYPE tokens. Of these commitments, affiliates of the Company committed $41 million of cash and 46,500 of HYPE tokens.
Transaction Agreement Description		Also pursuant to the terms of the Transaction Agreement, at the Closing the Company shall issue to the Advisor (as defined below) (i) that number of shares of Pubco Common Stock equal to 5% of the shares of Pubco Common Stock issued and outstanding, on a fully-diluted, as converted basis, immediately following the Effective Time and (ii) warrants (the “Advisor Warrants”) to purchase a number of shares of Pubco Common Stock equal to, in the aggregate, 15% of the fully diluted number of outstanding shares of Pubco Common Stock immediately after Closing. The Advisor Warrants will be exercisable for five years following the Closing, at an exercise price equal to (i) for one-third of the Advisor Warrants, $1.875, (ii) for one-third of the Advisor Warrants, $2.50 and (iii) for one-third of the Advisor Warrants, $3.75.